U. S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              Amendment No. 1 to
                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): February 25, 2010

                         Biostem U. S. Corporation
           (Exact name of registrant as specified in its charter)

          Nevada                   333-158560               80-0324801
  ------------------------   ------------------------   -------------------
  (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                        Identification No.)

                           1266 Turner Street
                          Clearwater, FL  33756
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)

                              (800) 883-4249
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                        EQUINOX INTERNATIONAL, INC.
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               Explanatory Note
                               ----------------

We are filing this Amendment No. 1 on Form 8-K/A for the date of the original Current Report of February 25, 2010 to amend the Form 8-K filed with the
U. S. Securities and Exchange Commission ("Commission") on March 1, 2010.
We are filing this amendment for the purpose of including Exhibit A in
Exhibit 10.1. We originally requested confidential treatment of Exhibit A; however, we did not take the required steps to deem this information confidential with the Commission.

Unless otherwise expressly stated, this Amendment No. 1 does not reflect events occurring after the filing of the original Form 8-K, or modify or update in any way disclosures contained in the original Form 8-K.


                          FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report includes statements regarding our plans, goals, strategies, intent,
beliefs or current expectations.   These statements are expressed in good
faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as "believe," "plan," "intend," "anticipate," "target," "estimate," "expect," and the like, and/or future-tense or conditional constructions ("will," "may," "could," "should," etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 25, 2010, the Registrant rescinded its prior Share Exchange Agreement (the "Prior Agreement") with the stockholders of Biostem US Inc. ("Biostem Corporation"), a Nevada corporation, pursuant to which the Registrant had agreed to acquire all of the issued and outstanding shares of Biostem Corporation in exchange for a quantity of newly issued common shares of the Registrant. The Prior Agreement had been reported on current report Form 8-K by the Registrant on August 20, 2009, and was the subject of a preliminary information statement filed by the Registrant on August 21, 2009.

Concurrently, on February 25, 2010, the Registrant made and entered into a new Asset Purchase Agreement (the "New Agreement") with Biostem US L.L.C. (Biostem LLC"), a Florida limited liability company, pursuant to which the Registrant will acquire an assignment from Biostem LLC of certain proprietary medical processes, techniques and technical information (the "Intellectual Property") in exchange for a quantity of newly issued common shares of the Registrant. As a result of the proposed transaction under the New Agreement, Biostem LLC (or, at the option of Biostem LLC, the members of Biostem LLC) would acquire control of the Registrant.

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The Registrant is in possession of written instruments evidencing transactions in which such Intellectual Property has been withdrawn from Biostem Corporation and contributed to Biostem LLC with the unanimous consent of the stockholders of Biostem Corporation and the members of Biostem LLC, such novation being effected by the principals of Biostem Corporation and Biostem LLC as the result of certain tax advice received by Biostem Corporation from its legal counsel. The management and composition of the stockholders of Biostem Corporation is the same as the management and composition of the members of Biostem LLC. Accordingly, the Registrant has determined to proceed with the transaction which was the subject of the Prior Agreement, but with Biostem LLC being substituted for Biostem Corporation and with the transaction being structured as an asset purchase of the Intellectual Property rather than a share exchange. The New Agreement incorporates such changes.

Additionally, pursuant to the New Agreement, at the closing of the transaction three directors nominated by Biostem LLC would be appointed to the board of directors of the Registrant and the current sole director of the Registrant would resign. The officers of the Registrant would be appointed by the reconstituted board of directors of the Registrant after the closing of the transaction contemplated by the New Agreement.

The full text of the New Agreement, containing the essential terms of the transaction, as revised according to the above description of changes, is attached to this report as Exhibit 10.1 and incorporated herein by reference. The consideration to be paid by the Registrant to Biostem LLC (or, at the option of Biostem LLC, to its members) has been determined through arms' length negotiations between the Registrant and a representative of Biostem LLC, and is the same as under the Prior Agreement.

The New Agreement entirely supersedes the Prior Agreement, which is no longer in effect.

The transaction is subject to conditions more particularly described in the attached exhibit.

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ITEM 7.01  REGULATION FD DISCLOSURE.

On March 1, 2010, the Registrant issued a press release announcing that it had entered into the Asset Purchase Agreement described as the "New Agreement" above.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

The information disclosed under this Item 7.01, including exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

(a) Exhibits.

Exhibit No.   Document

10.1 Asset Purchase Agreement, dated as of February 25, 2010, by and between Equinox International, Inc. (the Registrant) and Biostem US L.L.C.*

99.1          Press Release dated March 1, 2010.*

_________________
*  Furnished herewith



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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  Equinox International, Inc.

Dated: January 25, 2011           By: /s/ John Satino
                                  ----------------------------
                                          John Satino
                                          President and C.E.O.


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